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                                                                   EXHIBIT 10.40

                               AMENDMENT NO. 2 TO
                              STANDSTILL AGREEMENT

      THIS AMENDMENT NO. 2 (this "Amendment"), dated as of September 15, 2004, to the STANDSTILL AGREEMENT, dated the 20th day of February 2002, as amended by Amendment No. 1 dated as of October 31, 2002 (the "Agreement"), is made by and between American Physicians Capital, Inc., a Michigan corporation ("ACAP"), on the one hand, and Stilwell Value Partners III, L.P., Stilwell Value Partners V, L.P., Stilwell Associates, L.P., Stilwell Partners, L.P., Stilwell Value, LLC, The Margaret de Fleur Foundation, Inc., and Joseph Stilwell (collectively, together with Stilwell Value Partners, II, L.P. and John Stilwell, the "Stilwell Group"), and Spencer L. Schneider ("Stilwell Director") on the other.

      WHEREAS, ACAP, the Stilwell Group and the Stilwell Director have agreed that it is in their mutual interests to enter into this Amendment as hereinafter described.

      NOW, THEREFORE, in consideration of the premises and the representations, warranties, and agreements contained herein, and other good and valuable consideration, the parties hereto mutually agree as follows:

      1. Paragraph (e) of Section 4 of the Agreement is hereby amended and restated in its entirety as follows:

            acquire, offer or propose to acquire, or agree to acquire (except, in any case, by way of stock dividends or other distributions or offerings made available to holders of ACAP common stock generally), directly or indirectly, or retain ownership of any ACAP common stock, if when taken together with the ACAP common stock beneficially owned by the Stilwell Group would constitute more than 9.9% of the then outstanding shares of ACAP; provided, however, that in the event that the Stilwell Group's beneficial ownership exceeds such percentage as a result of stock repurchases by ACAP pursuant to
            Section 7 of this Agreement, the Stilwell Group shall, reasonably promptly after becoming aware of such situation, dispose of a sufficient number of shares such that the ACAP common stock beneficially owned by the Stilwell Group does not constitute more than such percentage, and provided further, that "beneficial ownership" shall have the meaning ascribed thereto under Section 13(d) of the Exchange Act,

      2. The representations and warranties of the Stilwell Group and the Stilwell Director in Sections 1 and 3 of the Agreement continue to be true and correct except as modified by the beneficial ownership information disclosed in the Stilwell Group's Amendment No. 2 to its Schedule 13D filed with the Securities and Exchange Commission on August 6, 2004.

      3. John Stilwell and Stilwell Value Partners II, L.P. hereby agree to become parties to the Agreement as members of the Stilwell Group and shall have all rights and obligations of

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parties to the Agreement, effective as of the date hereof, as if they were original signatories thereof.

      4. Except as specifically set forth above, this Amendment shall not be deemed to amend the terms and conditions of the Agreement in any respect.

      5. Unless otherwise defined to the contrary herein, all capitalized terms used in this Amendment shall have the meaning set forth in the Agreement.

      6. This Amendment may be executed in counterpart in accordance with
Section 17 of the Agreement.

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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

AMERICAN PHYSICIANS CAPITAL, INC.            /s/ Spencer L. Schneider
                                             ------------------------------
                                                  SPENCER L. SCHNEIDER

/s/ R. Kevin Clinton
---------------------------------------
By:   R. KEVIN CLINTON                       /s/ Joseph Stilwell
      President and CEO                      ------------------------------
                                                  JOSEPH STILWELL

STILWELL VALUE PARTNERS III, L.P.            STILWELL VALUE, LLC

/s/ Joseph Stilwell                          /s/ Joseph Stilwell
---------------------------------------      ------------------------------
By:   STILWELL VALUE LLC                     By: JOSEPH STILWELL
      General Partner, by Joseph Stilwell,       Managing and Sole Member
      Managing and Sole Member

STILWELL VALUE PARTNERS V, L.P.              THE MARGARET DE FLEUR
                                              FOUNDATION, INC.

/s/ Joseph Stilwell                          /s/ Joseph Stilwell
---------------------------------------      ------------------------------
By:   STILWELL VALUE LLC                     By:  JOSEPH STILWELL
      General Partner, by Joseph Stilwell,        President
      Managing and Sole Member

STILWELL ASSOCIATES, L.P.                    STILWELL VALUE PARTNERS
                                             II, L.P.

/s/ Joseph Stilwell                          /s/ Joseph Stilwell
---------------------------------------      ------------------------------
By:   STILWELL VALUE LLC                     By:  STILWELL VALUE LLC
General Partner, by Joseph Stilwell          General Partner, by Joseph Stilwell
Managing and Sole Member                     Managing and Sole Member

STILWELL PARTNERS, L.P.                      /s/ John Stilwell
                                             ------------------------------
                                                  JOHN STILWELL

/s/ Joseph Stilwell
---------------------------------------
By:   JOSEPH STILWELL
      General Partner

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